EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in the Registration Statement on Form SB-2, of our report, dated July 7, 2005 on the financial statements of Adzone Research, Inc. for the years ended March 31, 2005 and 2004.



                                /s/ Aidman, Piser & Company, P.A.
                                ---------------------------------

                                Tampa, Florida
                                April 13, 2006